GLOBAL ARENA CAPITAL CORP.

STATEMENT OF FINANCIAL CONDITION

	JUNE 30, 2012	DECEMBER 31, 2011
	(Unaudited)

Assets

Cash and cash equivalents	$ 85,759	$ 17,502
Commissions receivable from clearing organization	412,808	223,763
Deposit with clearing organization	50,003	50,003
Advances to registered representatives and employees, net	98,155	119,167
Property and equipment, net	10,078	12,342
Prepaid expenses	52,636	123,650
Due from affiliates	122,029	5,997

Total Assets	$ 831,468	$ 552,424

Liabilities and Stockholders' Equity

Liabilities
Commissions payable	$ 250,415	$ 84,145
Accounts payable and accrued expenses	138,618	81,764
Due to affiliates	-	-

Total Liabilities	$ 389,033	$ 165,909

Stockholders' Equity
Common stock, par value $1.00 per share;
12,000 shares authorized; 10,699 shares issued
and outstanding	10,699	10,679
Additional paid-in capital	2,060,643	1,956,336
Accumulated deficit	(1,628,907)	(1,580,500)

Total Stockholders' Equity	442,435	386,515

Total Liabilities and Stockholders' Equity	$ 831,468	$ 552,424

See accompanying notes to financial statements.

GLOBAL ARENA CAPITAL CORP.

STATEMENT OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues
Commissions	$1,419,088	$1,794,951	$3,272,314	$4,574,053
Clearing fees	141,442	234,570	302,337	585,825
Interest and other	201,129	194,102	322,486	401,730

Total Revenues	$1,761,659	$2,223,623	$3,897,137	$5,561,608

Operating Expenses
Commissions	1,284,256	1,609,647	2,971,041	4,091,287
Salaries and benefits	128,957	163,320	238,080	280,035
Occupancy costs	42,102	49,430	84,204	94,560
Clearing and operations	193,163	330,813	367,322	818,315
Business development	10,942	19,997	12,796	13,457
Communication and data	17,841	19,876	37,048	39,415
Regulatory fees	38,329	27,353	82,245	53,708
Professional fees	26,802	61,840	94,122	145,042
Office and other	27,992	27,552	58,688	47,814

TOTAL EXPENSES	(1,770,385)	(2,309,828)	(3,945,544)	(5,583,633)

(Loss) before income taxes	(8,726)	(86,205)	(48,407)	(22,025)

Provision for income taxes	-	-	-	-

Net (Loss)	$(8,726)	$(86,205)	$(48,407)	$(22,025)

See accompanying notes to financial statements.

GLOBAL ARENA CAPITAL CORP.

STATEMENT OF CHANGES IN FINANCIAL CONDITION

	Six Months Ended June 30,
	2012	2011
Cash Flows From Operating Activities
Net profit (loss)	$ (48,407)	$ (22,025)
Adjustments to reconcile net loss to net cash
used in operating activities:
Operating expenses paid by a stockholder
on behalf of the Company	84,327	97,675
Depreciation	2,264	2,248
Allowance for uncollectible advances to registered representatives
and employees	-	-
(Increase) Decrease in commissions receivable from clearing organization	(189,045)	225,535
(Increase) Decrease in Advances to registered representatives and employees	21,013	3,290
Decrease in Prepaid expenses and other current assets	71,014	49,873
(Increase) in due from Affiliates	(116,032)	(98,508)
Increase (Decrease) in commissions payable	166,270	(452,696)
Increase (Decrease) in Accounts payable and accrued expenses	56,854	30,825
(Decrease) in due to affiliates	--	(6,728)

Net Cash Provided By (Used In) Operating Activities	48,258	(170,510)

Cash Used In Investing Activities
Purchase of property and equipment	--	(2,537)

Net Cash Used In Investing Activities	--	(2,537)

Cash Flows From Financing Activities
Proceeds from the issuance of common stock	20,000	30,000

Net Cash Provided By (Used In) Financing Activities	20,000	30,000

Net Increase (Decrease) in Cash and Cash Equivalents	68,258	(143,047)

Cash and Cash Equivalents - beginning of period	17,502	241,922

Cash and Cash Equivalents - end of period	$ 85,759	$ 98,873

Supplemental Disclosure of Cash Flow Information

Interest paid	$ -	$ 4,116
Income taxes paid	$ 9,965	$ 5,579

See accompanying notes to financial statements.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

1.

ORGANIZATION

Global Arena Capital Corp. (the “Company”), a New York corporation, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).  The Company is also a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corp (“SIPC”).  The Company is a majority owned subsidiary of JSM Capital Holding Corp.

The Company introduces all transactions with and for customers on a fully disclosed basis with its clearing broker, RBC Correspondent Services (“Clearing Organization”), a subsidiary of the Royal Bank of Canada.  The Company services both retail and institutional accounts in a variety of securities transactions.  The Company also has correspondent agreements with mutual fund companies and acts as an agent to sell their products.

Since 2010, the Company entered into Office of Supervisory Jurisdiction agreements (“OSJ”) whereby various OSJs introduce transactions with and for customers.  The Company provides supervisory oversight for OSJs.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION

Customer security transactions and the related commission income and expense are recorded as of the trade date.  Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent.  Investment banking revenues also include fees earned from providing financial advisory services.  Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. Commissions are generally priced based on the services it provides to its customers.  In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

CASH AND CASH EQUIVALENTS

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost.  Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from three to five years.  Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired.  When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

without interest charges).  If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared.  The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges).

IMPAIRMENT OF LONG-LIVED ASSETS (continued)

If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.  Based on its assessments, the Company did not incur any impairment charges for the three months ended June 30, 2012 and June 30, 2011 or the six months ended June 30, 2012 and June 30, 2011.

CONCENTRATIONS OF CREDIT RISK

The Company is engaged in providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele.  Counterparties to the Company’s business activities include broker-dealers and clearing organizations, banks and other financial institutions.  The Company uses a clearing broker to process transactions and maintain customer accounts on a fee basis.  The Company permits the clearing firm to extend credit to its clientele secured by cash and securities in the client’s account.  The Company’s exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company.  The Company has agreed to indemnify the clearing broker for losses it incurs while extending credit to the Company’s clients.

It is the Company’s policy to review, as necessary, the credit standing of its customers and each counterparty.  Amounts due from customers that are considered uncollectible by the clearing broker are charged back to the Company by the clearing broker when such amounts become determinable.  Upon notification of a

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CONCENTRATIONS OF CREDIT RISK (continued)

charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in advances to registered representatives and employees in the accompanying statement of financial condition, and/or (iii) charged as an expense in the accompanying statement of operations, based on the particular facts and circumstances.

The maximum potential amount for future payments that the Company could be required to pay under this indemnification cannot be estimated.  However, the Company believes that it is unlikely it will have to make any material payments under these arrangements and has not recorded any contingent liability in the financial statements for this indemnification.

The Company maintains checking and money market accounts in a financial institution. Accounts at each bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $250,000.  At times, cash and cash equivalents may be uninsured or in deposit accounts that exceed the FDIC insurance limit.  At June 30, 2012, the Company did not have cash balances which were in excess of the FDIC insurance limit.  The Company performs ongoing evaluation of this financial institution to limit its concentration of rick exposure.

ADVANCES TO REGISTERED REPRESENTATIVES AND EMPLOYEES

From time to time and in the normal course of business, the Company may advance funds or pay expenses on behalf of its registered representatives or employees.  The Company generally establishes an allowance for uncollectible amounts to reflect the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying statement of operations.  The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each receivable has been outstanding, as it relates to each individual registered representative or employee.  As of June 30, 2012 and December 31, 2011, the Company has established an allowance of approximately $89,000 and $88,000, respectively for any uncollectible advances.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

ADVERTISING COSTS

Advertising costs are expensed as incurred.  Advertising costs, which are included in selling, general and administrative expenses, were deemed to be deminimis during the three months and six months ended June 30, 2012 and June 30, 2011.

INCOME TAXES

The Company accounts for income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 Income Taxes. FASB ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards.  FASB ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

3.

FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability.  The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The carrying values of commissions receivable from clearing organization, advances to registered representatives and employees, due from affiliates, commissions payable, accounts payable and accrued expenses approximate fair values due to the short term nature of these financial instruments.

FASB ASC 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with FASB ASC 820, the following summarizes the fair value hierarchy:

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

The Company did not identify any assets and liabilities that are required to be presented on the statement of financial position at fair value.

4.

LIQUIDITY AND CAPITAL RESOURCES

During the three months ended June 30, 2012 and June 30, 2011, the Company incurred a net loss of approximately $(8,700) and $(86,200), respectively.

During the six months ended June 30, 2012 and June 30, 2011, the Company incurred a net loss of approximately $(48,400) and $(22,000), respectively.

Historically, cash requirements have been funded from operations and capital contributions from its stockholders.  The Company believes that it will have sufficient resources to fund its future business activities in a similar manner.

5.

DEPOSIT WITH CLEARING ORGANIZATION

As of June 30, 2012 and December 31, 2011, amounts due from the clearing organization consisted primarily of cash deposits in accordance with the clearing arrangement.  For the three months ended June 30, 2012 and June 30, 2011, the Company incurred charges of approximately $28,400 and $10,000 for execution and clearing services rendered by its Clearing Organization, respectively.  For the six months ended June 30, 2012 and June 30, 2011, the Company incurred charges of approximately $65,000 and $37,700 for execution and clearing services rendered by its Clearing Organization, respectively.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

6.

PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following:

	June 30, 2012	December 31, 2011

Office equipment	$22,111	$22,111
Less accumulated depreciation	(12,033)	(9,769)

Property and equipment, net	$10,078	$12,342

Depreciation expense for the three months ended June 30, 2012 and June 30, 2011was $1,132 and $1,132, respectively. Depreciation expense for the six months ended June 30, 2012 and June 30, 2011was $2,264 and $2,248, respectively.

7.

STOCKHOLDERS’ EQUITY

As of June 30, 2012, the Company had 12,000 shares of common stock, $1 par value, authorized of which, 10,699 shares are issued and outstanding.  As of December 31, 2011, the Company had 12,000 shares of common stock, $1 par value, authorized of which, 10,679 shares are issued and outstanding.

8.

RELATED PARTY TRANSACTIONS

During the three months ended June 30, 2012 and June 30, 2011, the Company did not issue common stock to affiliated companies.  During the six months ended June 30, 2012, the Company issued 22 shares of common stock to an affiliated company for $20,000.  During six months ended March 31, 2011 the Company issued 32 shares of common stock to an affiliated Company for $30,000.  There were no additional shares issued subsequent to June 30, 2012.

Also during the three months ended June 30, 2012 and June 30, 2011, this affiliated company made payments on behalf of the Company totaling $42,164 and $49,570, respectively, for occupancy costs, inclusive of utilities and real estate

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

taxes, in accordance with a sub-lease agreement (see Note 9).  During the six months ended June 30, 2012 and June 30, 2011, this affiliated company made payments on behalf of the Company totaling $84,327 and $97,675, respectively, for occupancy costs, inclusive of utilities and real estate taxes, in accordance with a sub-lease agreement. Such payments are recorded as occupancy costs and additional paid-in capital in the accompanying financial statements.

The Company has an expense sharing agreement with affiliated companies whose officers are officers of the Company.  The Company has charged approximately $23,300 and $36,800 to these affiliates for their share of operating expenses under the expense sharing agreement during the three months ended June 30, 2012 and 2011, respectively.  The Company has charged approximately $46,500 and $178,300 to these affiliates for their share of operating expenses under the expense sharing agreement during the six months ended June 30, 2012 and 2011, respectively.  As of June 30, 2012 and December 31, 2011, due from affiliates of $122,029 and $5,997, respectively, are included in the accompanying statement of financial position.

9.

COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is currently involved in an arbitration with a former OSJ (“Claimant”) alleging that the Company and various of its registered representatives (“Respondents”) engaged in a concerted course of action to wrest from him his book of business by wrongfully terminating an OSJ agreement.  Claimant seeks $5,500,000 in damages. Claimant has not presented any documentation that would demonstrate any liability on the part of the Company and/or any of its registered representatives.  In the Company’s opinion, the damage amount he alleges is utterly without merit and has been asserted with the intent and for the purpose of attempting to cause the Company financial harm.  Claimant has recently been barred from the securities industry for practices occurring at Claimant's prior firm (not affiliated with the Company) that FINRA found to be fraudulent.  The Respondents have interposed a Statement of Answer denying Claimant’s allegations and claims.  In addition, the Company has asserted counterclaims against Claimant for, among other things, fraud.  It will

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

vigorously defend the arbitration.  Evidentiary hearings have been set for October 2012 and January 2013.  Discovery has not yet commenced as the date of this report.  Although the ultimate outcome of this matter cannot be determined at this time, the management is of the strong opinion that the outcome will not have a material adverse effect on the Company’s financial statements.

OPERATING LEASE

The Company has a month to month lease agreement for office space with its principal founder that is also a stockholder of the Company, who sub-leases the office space.  Under the terms of the agreement, the Company is not obligated or required to reimburse the stockholder for its rent obligations.  The Company incurred a charge of $42,164 and $49,570, respectively,  for the three months ended June 30, 2012 and June 30, 2011 and $84,327 and $97,675, respectively,  for the six months ended June 30, 2012 and June 30, 2011 (See Note 8).  The lease charges were accounted for as non-cash contributions of capital by the stockholder.